Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:
(1) Registration Statement (Form S-8 No. 333-221047) pertaining to the Amended and Restated 2010 Stock Incentive Plan and the 2017 Employee Stock Purchase Plan of OptiNose, Inc.
(2) Registration Statement (Form S-8 No. 333-223617) pertaining to the Amended and Restated 2010 Stock Incentive Plan and the 2017 Employee Stock Purchase Plan of OptiNose, Inc.
(3) Registration Statement (Form S-8 No. 333-230083) pertaining to the Amended and Restated 2010 Stock Incentive Plan and the 2017 Employee Stock Purchase Plan of OptiNose, Inc.
(4) Registration Statement (Form S-8 No. 333-236978) pertaining to the Amended and Restated 2020 Stock Incentive Plan, Non-Qualified Stock Option Award (Inducement Grant) and the Restricted Stock Unit Award (Inducement Grant) of OptiNose, Inc.
(5) Registration Statement (Form S-8 No. 333-253814) pertaining to the Amended and Restated 2010 Stock Incentive Plan, 2017 Employee Stock Purchase Plan and the Non-Qualified Stock Option Awards (Inducement Grant) of OptiNose, Inc.
(6) Registration Statement (Form S-8 No. 333-263362) pertaining to the Amended and Restated 2010 Stock Incentive Plan, 2017 Employee Stock Purchase Plan and the Non-Qualified Stock Option Awards (Inducement Grant) of OptiNose, Inc.
(7) Registration Statement (Form S-3 No. 333-228122) of OptiNose, Inc.
(8) Registration Statement (Form S-3 No. 333-258707) of OptiNose, Inc.
(9) Registration Statement (Form S-8 No. 333-270333) pertaining to the Amended and Restated 2010 Stock Incentive Plan, 2017 Employee Stock Purchase Plan and the Non-Qualified Stock Option Awards (Inducement Grant) of OptiNose, Inc.
(10) Registration Statement (Form S-3 No. 333-273873) of OptiNose, Inc.

of our report dated March 7, 2024, with respect to the consolidated financial statements of OptiNose, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2023.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 7, 2024